SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-8A

NOTIFICATION OF REGISTRATION
FILED PURSUANT TO SECTION 8(A) OF THE
INVESTMENT COMPANY ACT OF 1940

The undersigned investment company hereby notifies the Securities and Exchange Commission that it registers under and pursuant to the provisions of Section 8(a) of the Investment Company Act of 1940 and in connection with such notification of registration submits the following information:

NAME:	Wonderfund Trust

ADDRESS:	116 South Franklin Street
Rocky Mount, NC 27804

TELEPHONE NUMBER:	252-972-9922

NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS:	Paracorp Incorporated 2140 South DuPont Hwy. Camden, DE 19934

CHECK APPROPRIATE BOX:
Registrant is filing a Registration Statement pursuant to Section 8(b) of the Investment Company Act of 1940 concurrently with the filing of Form N-8A:

☒ Yes ☐ No

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has caused this notification of registration to be duly signed on behalf of the Registrant in the City of Rocky Mount and State of North Carolina on this 7th day of May 2021.

WONDERFUND TRUST

/s/ Tracie A. Coop
By:		Tracie A. Coop
Initial Trustee

ATTEST:	/s/ Katherine M. Honey
Name:	Katherine M. Honey
Title:	President, The Nottingham Company